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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) - August 7, 2002


                         TOLLGRADE COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                  PENNSYLVANIA
                 (State or Other Jurisdiction of Incorporation)

        000-27312                                          25-1537134
(Commission File Number)                       (IRS Employer Identification No.)


                                 493 NIXON ROAD
                          CHESWICK, PENNSYLVANIA 15024
               (Address of Principal Executive Offices) (Zip code)

                                 (412) 820-1400
              (Registrant's Telephone Number, Including Area Code)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number       Description
------       -----------

99.2         Information furnished pursuant to Regulation FD
             (17 CFR 243.100 - 243.103)


ITEM 9.  REGULATION FD DISCLOSURE

The Registrant elects to disclose under this Item 9 pursuant to Regulation FD (17 CFR 243.100 - 243.103) the information contained in Exhibit 99.2 furnished herewith, which information is incorporated in this Item 9 by reference. Such information shall not be deemed to be filed hereunder for purposes of liability under the Securities Exchange Act of 1934 or for purposes of incorporation by reference in any registration statement filed by the Registrant under the Securities Act of 1933.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                                       TOLLGRADE COMMUNICATIONS, INC.

Date:    August 7, 2002                By:      /s/ Christian L. Allison
     ----------------------               --------------------------------------
                                                Christian L. Allison
                                                Chief Executive Officer



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                                  EXHIBIT INDEX
                    (Pursuant to Item 601 of Regulation S-K)


Exhibit
Number          Description and Method of Filing
------          --------------------------------

99.2            Information furnished pursuant to Regulation FD, filed herewith.